INVENTORIES	3 Months Ended	12 Months Ended
	Jun. 30, 2012	Mar. 31, 2012
INVENTORIES [Text Block]	4. INVENTORIES

During the quarter ended June 30, 2012, we purchased gold and silver loaded on carbon from Waterton Global Value LP and processed it through our Adsorption Desorption and Refining (“ADR”) facility. The cost to buy the carbon consisted of a payable of $1,343,197 and a reversal of accounts receivable of $323,570 that Waterton Global Value LP owed the Company for a total cost of $1,666,767. During the three months ended June 30, 2012, the Company recorded an impairment to inventory of $60,531, based upon the estimated market value of carbon purchased.

At June 30, 2012, inventories were as follows:

	June 30, 2012	March 31, 2012
Material on leach pad inventory	$4,037,091	$4,245,418
Gold in carbon inventory	1,262,582	1,462,485
Doré in transit inventory	640,626	578,537
Supplies inventory	84,347	76,576
Total inventory costs	$6,024,646	$6,363,016

5. INVENTORIES

The recovery of gold and silver from certain oxide ores is achieved through the heap leaching process. Under this method, mineralized material is placed on leach pads where it is treated with a chemical solution, which dissolves the gold or silver contained in the material. The resulting “pregnant” solution is further processed in a plant where gold and silver are recovered. For accounting purposes, costs are added to material on leach pads based on average mining and leaching costs, including applicable depreciation, depletion and amortization relating to operations. Costs are removed from ore on leach pads as ounces are recovered based on the average cost per recoverable ounce of gold or silver on the leach pad.

Estimates of recoverable gold or silver on the leach pads are calculated from the quantities of material placed on the leach pads (measured tons added to the leach pads), the grade of material placed on the leach pads (based on assay data) and an estimated recovery percentage (based on ore type). Although the quantities of recoverable gold or silver placed on the leach pads are reconciled by comparing the grades of material placed on pads to the quantities of gold or silver actually recovered (metallurgical balancing), the nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is regularly monitored and estimates are refined based on actual results over time. As of March 31, 2012 the Company had a limited operating history and actual results only over that short period of time. Due to this, estimates of recoverable gold and silver are based primarily on initial tests and only limited refinements derived from metallurgical balancing.

Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis. The ultimate recovery of gold or silver from a leach pad will not be known until the leaching process is concluded. The quantification of material inventory on the leach pad is based on estimates of the quantities of gold or silver at each balance sheet date that the Company expects to recover during the next 12 months.

At March 31, 2012, inventories were as follows:

March 31, 2012
Material on leach pad inventory	$4,245,418
Gold in carbon inventory	1,462,485
Gold in transit inventory	578,537
Supplies inventory	76,576
Total inventory costs	$6,363,016